EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (the “Report”) by Sequential Brands Group, Inc. (“Registrant”), the undersigned hereby certifies that, to the best of their knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: August 10, 2015	/s/ Yehuda Shmidman
Yehuda Shmidman
Chief Executive Officer

Date: August 10, 2015	/s/ Gary Klein
Gary Klein
Chief Financial Officer